Transactions in Foreign Currency	12 Months Ended
Dec. 31, 2019
Disclosure About The Transactions In Foreign Currency [Abstract]
Transactions in foreign currency
5.	Transactions in foreign currency

Transactions in foreign currency take place at the open-market exchange rates published by the Superintendence of Banks, Insurance and Pension Funds Administration (the “SBS”). As of December 31, 2019 the exchange rates for transactions in U.S. dollars, published by the SBS, were S/3.311 for purchase and S/3.317 for sale (S/3.369 for purchase and S/3.379 for sale as of December 31, 2018).

As of December 31, 2019 and 2018, the Group had the following assets and liabilities in U.S. dollars:

	2019	2018
	US$(000)	US$(000)

Assets
Cash and cash equivalents	993	4,007
Trade and other receivables	5,741	5,135
Advances to suppliers	2,586	1,250
	9,320	10,392

Liabilities
Trade and other payables	(5,975)	(29,618)
Interest-bearing loans and borrowings	(157,263)	(149,612)
	(163,238)	(179,230)
Cross currency swap position	150,000	150,000

Net monetary position	(3,918)	(18,838)

As of December 31, 2019 and 2018, the Group had cross currency swap agreements for its bonds (denominated in U.S. dollars), see note 15. Of the US$150,000,000 shown in the cross currency swap position, there are underlying liabilities for US$131,612,000. The difference of US$18,388,000 is maintained as trading derivative financial instruments.

During 2019, the net gain originated by the exchange difference was approximately S/729,000 (net loss from exchange difference of approximately S/8,377,000 during 2018), all these results are presented in "Gain (loss) from exchange difference, net" in the consolidated statement of profit or loss. The net loss from exchange difference for the year 2018 included a loss of S/4,293,000 originated by cash flow hedging instruments that changed to trading condition.